Subsidiary Preferred Shares	12 Months Ended
Dec. 31, 2020
Subsidiary Preferred Shares [Abstract]
Subsidiary Preferred Shares	Subsidiary Preferred Shares
IFRS 9 addresses the classification, measurement, and recognition of financial liabilities. Preferred shares issued by subsidiaries and affiliates often contain redemption and conversion features that are assessed under IFRS 9 in conjunction with the host preferred share instrument.This balance represents subsidiary preferred shares issued to third parties.
The subsidiary preferred shares are redeemable upon the occurrence of a contingent event, other than full liquidation of the Company, that is not considered to be within the control of the Company. Therefore these subsidiary preferred shares are classified as liabilities. These liabilities are measured at fair value through profit and loss. The preferred shares are convertible into ordinary shares of the subsidiaries at the option of the holder and mandatorily convertible into ordinary shares upon a subsidiary listing in a public market at a price above that specified in the subsidiary’s charter or upon the vote of the holders of subsidiary preferred shares specified in the charter. Under certain scenarios the number of ordinary shares receivable on conversion will change and therefore, the number of shares that will be issued is not fixed. As such the conversion feature is considered to be an embedded derivative that normally would require bifurcation. However, since the preferred share liabilities are measured at fair value through profit and loss no bifurcation is required.
The preferred shares are entitled to vote with holders of common shares on an as converted basis.
The Group recognizes the preferred share balance upon the receipt of cash financing or upon the conversion of notes into preferred shares at the amount received or carrying balance of any notes and derivatives converted into preferred shares.
The balance as of December 31, 2020 and 2019 represents the fair value of the instruments for all subsidiary preferred shares. The following summarizes the subsidiary preferred share balance:

	2020 $000s	2019 $000s
As of December 31,
Entrega	1,291	3,222
Follica	12,792	11,663
Sonde	12,821	7,212
Vedanta Biosciences	92,068	78,892
Total subsidiary preferred share balance	118,972	100,989
As is customary, in the event of any voluntary or involuntary liquidation, dissolution or winding up of a subsidiary, the holders of subsidiary preferred shares which are outstanding shall be entitled to be paid out of the assets of the subsidiary available for distribution to shareholders and before any payment shall be made to holders of ordinary shares. A merger, acquisition, sale of voting control or other transaction of a subsidiary in which the shareholders of the subsidiary immediately before the transaction do not own a majority of the outstanding shares of the surviving company shall be deemed to be a liquidation event. Additionally, a sale, lease, transfer or other disposition of all or substantially all of the assets of the subsidiary shall also be deemed a liquidation event.
As of December 31, 2020 and 2019, the minimum liquidation preference reflects the amounts that would be payable to the subsidiary preferred holders upon a liquidation event of the subsidiaries, which is as follows:

	2020 $000s	2019 $000s
As of December 31,
Entrega	2,216	2,216
Follica	6,405	6,405
Sonde	12,000	7,250
Vedanta Biosciences	86,161	77,161
Total minimum liquidation preference	106,782	93,032
For the years ended December 31, 2020 and 2019 the Group recognized the following changes in the value of subsidiary preferred shares:

$000s
Balance as of January 1, 2019	217,519
Adjustment to preferred shares due to adoption of IFRS 9	—
Issuance of new preferred shares	51,048
Conversion of convertible notes	4,894
Increase in value of preferred shares measured at fair value	33,636
Finance costs	1,458
Deconsolidation of subsidiary	(207,346)
Other	(108)
Cash Distribution	(112)
Balance as December 31, 2019 and January 1, 2020	100,989
Issuance of new preferred shares	13,750
Increase in value of preferred shares measured at fair value	4,234
Balance as December 31, 2020	118,972
2020
In January 2020 and April 2020, Sonde Health issued and sold shares of Series A-2 preferred shares for aggregate proceeds of $4.8 million, of which none was contributed by PureTech.
In April 2020 and July 2020, Vedanta issued and sold shares of Series C-2 preferred shares for aggregate proceeds of $9.0 million, of which none was contributed by PureTech.
2019
On March 15, 2019, Karuna was deconsolidated. As of deconsolidation, the fair value of Karuna’s preferred share liability was $31.7 million.
On April 4, 2019, Sonde Health issued and sold shares of Series A-2 preferred shares for aggregate proceeds of $11.1 million, of which $5.3 million was contributed by outside investors. Approximately $5.8 million of outstanding principal and interest on convertible promissory notes issued by Sonde to PureTech converted into Series A-2 preferred shares in this financing in accordance with their terms. On August 29, 2019, Sonde sold an additional 1,052,632 shares of its Series A-2 preferred shares for aggregate proceeds of $2.0 million. It has been determined that these shares are liability classified and contain a liability classified embedded derivative. This embedded derivative is a conversion feature which can result in settlement in a variable number of shares. The instrument is not bifurcated and is measured in whole at fair value through the profit and loss.
In April 2019, Gelesis completed further closings of its Series 2 Growth financing issuing 799,894 shares for proceeds of $10.2 million, of which $8.6 million was contributed by outside investors and $1.7 million was contributed by PureTech.
In March and May 2019, Vedanta completed a second and third closing of its Series C preferred shares financing for aggregate proceeds of $18.7 million. PureTech Health did not participate in either closing. It has been determined that these shares are liability classified and contain a liability classified embedded derivative. This embedded derivative is a conversion feature which can result in settlement in a variable number of shares. The instrument is not bifurcated and is measured in whole at fair value through the profit and loss.
On July 1, 2019, Gelesis was deconsolidated. As of deconsolidation, the fair value of Gelesis’ preferred share liability was $175.6 million.
On July 19, 2019, all of the outstanding notes, plus accrued interest, issued by Follica converted into 17,639,204 shares of Series A-3 Preferred Shares and 14,200,044 shares of common share pursuant to a Series A-3 Note Conversion Agreement between Follica and the noteholders. Third parties held 2,422,990 A-3 preferred shares following the conversion. It has been determined that these shares are liability classified and contain a liability classified embedded derivative. This embedded derivative is a conversion feature which can result in settlement in a variable number of shares. The instrument is not bifurcated and is measured in whole at fair value through the profit and loss.
In September 2019, Vedanta received $16.6 million from outside investors through the issuance of its Series C-2 preferred shares in two separate closings. The issuances provided for the purchase of 711,772 Series C-2 shares at a purchase price of $23.38. PureTech Health did not participate in either closing. It has been determined that these shares are liability classified and contain a liability classified embedded derivative. This embedded derivative is a conversion feature which can result in settlement in a variable number of shares. The instrument is not bifurcated and is measured in whole at fair value through the profit and loss.